Exhibit 99.1

Concurrent Files Preliminary Proxy Statement for Proposed Sale of Content Delivery & Storage Business to Vecima Networks

Board of Directors Announces Suspension of Dividends After Current Fiscal Quarter

Atlanta, Georgia, October 27, 2017. Concurrent Computer Corporation (NASDAQ:CCUR) reported today that it has filed with the U.S. Securities and Exchange Commission (SEC) a preliminary proxy statement in connection with the Asset Purchase Agreement executed on October 13, 2017 and announced on October 16, 2017, between Concurrent, as seller, and Vecima Networks Inc. (TSX:VCM), as purchaser. The Asset Purchase Agreement contemplates the sale and transfer of all of Concurrent’s assets and certain liabilities related to Concurrent’s “content delivery and storage” business to Vecima for a purchase price of $29 million (subject to an adjustment for net working capital). At closing, Concurrent’s assets are expected to consist primarily of $67 million in working capital and Concurrent’s remaining net operating loss carryforwards under federal, state, and foreign tax laws.

The Asset Purchase Agreement has been unanimously approved by Concurrent’s Board of Directors. As previously reported by Concurrent, the Board of Directors has formed an Investment Committee comprised of directors Wayne Barr, Robert Pons, and Steven Singer to evaluate options to maximize the value of Concurrent’s remaining assets, including the proceeds of the proposed Vecima transaction.

Certain stockholders of Concurrent, including all of the directors and officers of Concurrent that are stockholders (but solely in their capacity as stockholders) and JDS1, LLC, Concurrent’s largest stockholder, have entered into a Voting Agreement (on a several and not joint and several basis, and not with each other) with Vecima regarding Asset Purchase Agreement. So long as the Voting Agreement has not been terminated in accordance with its terms, the Voting Agreement requires the stockholder signatories thereto to vote in favor of Concurrent’s consummation of the transactions contemplated by the Asset Purchase Agreement and against any action or proposal in favor of an alternative acquisition proposal. As of October 13, 2017, the signatories to the Voting Agreement held, in the aggregate, approximately 17% of Concurrent’s issued and outstanding common stock. As of October 24, 2017, that amount had increased to approximately 20.5% of Concurrent’s issued and outstanding common stock. Investors and security holders may obtain a copy of the Voting Agreement, which is attached as Exhibit 99.2 to the Schedule 13D filed by Vecima on October 23, 2017, from the SEC’s website at www.sec.gov and Concurrent’s website at http://www.concurrent.com/about/investors/sec-filings/.

Dividend Policy

The Board of Directors has determined that Concurrent will make the regularly scheduled quarterly dividend payment of $0.12 per share of common stock on December 28, 2017 to stockholders of record as of December 14, 2017. In addition, the Board of Directors has determined to suspend future dividends after the December 28, 2017 dividend. The Board of Directors’ determined to suspend Concurrent’s quarterly dividend following the payment of the December 28, 2017 dividend to preserve Concurrent’s liquidity while the Investment Committee considers potential acquisition targets and alternative uses of Concurrent’s remaining assets, including the proceeds of the Vecima transaction. The Board of Directors will continue to regularly assess Concurrent’s allocation of capital and evaluate whether and when to reinstate the quarterly dividend.

Forward Looking Statements

Certain statements in this communication constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements are often identified by words such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “see,” “continue,” “could,” “can,” “may,” “will,” “likely,” “depend,” “should,” “would,” “plan,” “predict,” “target,” and similar expressions, and may include references to assumptions and relate to Concurrent’s future prospects, developments and business strategies. Except for the historical information contained herein, the matters discussed in this communication are forward-looking statements that involve risks and uncertainties that may cause Concurrent’s actual results to be materially different from such forward-looking statements and could materially adversely affect its business, financial condition, operating results and cash flows. These risks and uncertainties include the occurrence of any event, change or other circumstances that could give rise to the termination of the Asset Purchase Agreement; the failure to obtain the approval of Concurrent’s stockholders or required third party consents or the failure to satisfy any of the other closing conditions to the Asset Purchase Agreement; potential disruption of management’s attention from Concurrent’s ongoing business operations due to the transaction; the effect of the announcement of the Asset Purchase Agreement on the ability of Concurrent to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business, or on its operating results and business generally; general business conditions; changes in overall economic conditions that impact consumer spending; the impact of competition; and other factors which are often beyond the control of Concurrent, as well other risks listed in the preliminary proxy statement filed on October 27, 2017 or Concurrent’s Form 10-K filed September 20, 2017 with the Securities and Exchange Commission and risks and uncertainties not presently known to Concurrent or that Concurrent currently deems immaterial. Concurrent wishes to caution you that you should not place undue reliance on such forward-looking statements, which speak only as of the date on which they were made. Concurrent does not undertake any obligation to update forward-looking statements, except as required by law.

Important Additional Information and Where to Find It

In connection with the proposed transaction with Vecima, Concurrent filed a preliminary proxy statement with the SEC on October 27, 2017. A definitive proxy statement containing information about the proposed transaction with Vecima will be filed with the SEC and mailed to each Concurrent stockholder entitled to vote at the special meeting called for the purpose of, among other things, approving the proposed transaction with Vecima. BEFORE MAKING ANY VOTING DECISION, CONCURRENT’S STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the preliminary proxy statement and other documents that Concurrent files with the SEC (when available) from the SEC’s website at www.sec.gov and Concurrent’s website at http://www.concurrent.com/about/investors/sec-filings/. In addition, the preliminary proxy statement and other documents filed by Concurrent with the SEC (when available) may be obtained from Concurrent free of charge by directing a written request to Corporate Secretary, Concurrent Computer Corporation, 4375 River Green Parkway, Suite 100, Duluth, Georgia 30096. Phone: (678) 258-4000.

Derek Elder, director and Chief Executive Officer, Warren Sutherland, Chief Financial Officer, and certain other directors and officers of Concurrent, are or may be deemed participants in Concurrent’s solicitation. Other than Mr. Elder, none of such participants owns in excess of 1% of Concurrent’s common stock. Mr. Elder may be deemed to own approximately 2.3% of Concurrent’s common stock. Additional information regarding such participants, including their direct or indirect interests, by security holdings or otherwise, is included in the preliminary proxy statement and will be included in the definitive proxy statement and other relevant documents to be filed with the SEC in connection with the transaction. Information relating to the foregoing can also be found in Concurrent’s definitive proxy statement for its 2017 Annual Meeting of Stockholders (the “2017 Proxy Statement”), which was filed with the SEC on October 2, 2017. To the extent that holdings of Concurrent’s securities have changed, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. The foregoing documents may be obtained free of charge from the SEC’s website at www.sec.gov and Concurrent’s website at http://www.concurrent.com/about/investors/sec-filings/.

Media Relations:

Sandra Dover

(678) 258-4112

Sandra.dover@concurrent.com

Investor Relations:

EVC Group, Inc.

Todd Kehrli

310-625-4462

tkehrli@evcgroup.com

Doug Sherk

415-652-9100

dsherk@evcgroup.com